Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/12 through 06/30/12


Portfolio:			JPMorgan Active Allocation Portfolio


Security:			Caterpillar Inc. (CUSIP 149123BX8)


Date Purchased:			06/21/2012


Price Per Share:		99.58 USD


Shares Purchased
by the Portfolio *:		31,000


Total Principal Purchased
by the Portfolio *:		31,000 USD


% of Offering Purchased
by the Portfolio:		0.0062%


Broker:				JPMorgan Securities Inc.


Member:				J.P. Morgan Securities


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/12 through 06/30/12


Portfolio:			JPMorgan Active Allocation Portfolio


Security:			Caterpillar Inc. (CUSIP 149123BX8)


Date Purchased:			06/21/2012


Price Per Share:		99.88 USD


Shares Purchased
by the Portfolio *:		69,000


Total Principal Purchased
by the Portfolio *:		69,000 USD


% of Offering Purchased
by the Portfolio:		0.0138%


Broker:				JPMorgan Securities Inc.


Member:				J.P. Morgan Securities


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/12 through 06/30/12


Portfolio:			JPMorgan Active Allocation Portfolio


Security:			Province of Ontario (CUSIP 68323ABK9)


Date Purchased:			06/22/2012


Price Per Share:		99.61 USD


Shares Purchased
by the Portfolio *:		150,000


Total Principal Purchased
by the Portfolio *:		150,000 USD


% of Offering Purchased
by the Portfolio:		0.0149%


Broker:				JPMorgan Securities Inc.


Member:				J.P. Morgan Securities


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/12 through 06/30/12


Portfolio:			JPMorgan Active Allocation Portfolio


Security:			John Deer Capital Corp. (CUSIP 24422ERS0)


Date Purchased:			06/26/2012


Price Per Share:		99.97 USD


Shares Purchased
by the Portfolio *:		44,000


Total Principal Purchased
by the Portfolio *:		44,0000 USD


% of Offering Purchased
by the Portfolio:		0.0073%


Broker:				JPMorgan Securities Inc.


Member:				J.P. Morgan Securities


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/12 through 06/30/12


Portfolio:			JPMorgan Active Allocation Portfolio


Security:			John Deer Capital Corp. (CUSIP 24422ERT8)


Date Purchased:			06/26/2012


Price Per Share:		99.73 USD


Shares Purchased
by the Portfolio *:		122,000


Total Principal Purchased
by the Portfolio *:		122,000 USD


% of Offering Purchased
by the Portfolio:		0.0243%


Broker:				JPMorgan Securities Inc.


Member:				J.P. Morgan Securities


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/12 through 06/30/12


Portfolio:			JPMorgan Active Allocation Portfolio


Security:			General Electric Capital Corp. (CUSIP 36962G5Z3)


Date Purchased:			06/27/2012


Price Per Share:		99.92 USD


Shares Purchased
by the Portfolio *:		400,000


Total Principal Purchased
by the Portfolio *:		400,000 USD


% of Offering Purchased
by the Portfolio:		0.0333%


Broker:				JPMorgan Securities Inc.


Member:				J.P. Morgan Securities


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Market LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/12 through 06/30/12


Portfolio:			BlackRock High Yield Portfolio


Security:			Monaco SpinCo Inc. (CUSIP 608871AA7)


Date Purchased:			04/20/2012


Price Per Share:		100.00 USD


Shares Purchased
by the Portfolio *:		1,410,000


Total Principal Purchased
by the Portfolio *:		1,410,000 USD


% of Offering Purchased
by the Portfolio:		0.282%


Broker:				Barclays Capital Inc.


Member:				PNC Capital Markets LLC